Exhibit 10.6
                                ------------

                  FOURTH AMENDMENT TO SECOND AMENDED AND
                   RESTATED CREDIT AGREEMENT AND WAIVER


	THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT AND LIMITED CONSENT (this "Amendment"), dated effective as of March 29, 2002, is by and among FFE TRANSPORTATION SERVICES, INC., a Delaware corporation ("Borrower"), FROZEN FOOD EXPRESS INDUSTRIES, INC., a Texas corporation ("Parent"), FFE, INC., a Delaware corporation ("FFE"), CONWELL CORPORATION, a Delaware corporation ("Conwell"), AIRPRO HOLDINGS, INC., a Delaware corporation (formerly known as W&B Refrigeration Service Company) ("AirPro"), LISA MOTOR LINES, INC., a Delaware corporation ("LML"), FROZEN
FOOD EXPRESS, INC., a Texas corporation ("Express"), CONWELL CARTAGE, INC., a Texas corporation ("Cartage"), MIDDLETON TRANSPORTATION COMPANY, a Texas corporation ("Middleton"), COMPRESSORS PLUS, INC., a Texas corporation ("CPI"), FFE LOGISTICS, INC., a Delaware corporation (formerly known as AEL Transports, Inc.) ("Logistics"), FLEET NATIONAL BANK ("Fleet"), COMERICA BANK - TEXAS ("Comerica"), WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION ("Wells Fargo"), each other entity which may from time to time become party to the Credit Agreement referred to below as a lender or any successor or assignee thereof (collectively, other than the Companies, the "Banks") and Wells Fargo as agent for the Banks (in such capacity, "Agent").


                                     RECITALS:
                                     --------

     	A. Borrower, Parent, FFE, Conwell, AirPro, LML, Express, Cartage, Middleton, CPI, and Logistics (together, the "Companies"), Fleet (formerly known as BankBoston, N.A.), Wells Fargo (successor by consolidation to Wells Fargo Bank (Texas), National Association) and Comerica (successor by assignment from Chase Bank of Texas, National Association) are parties to that certain Second Amended and Restated Credit Agreement, dated as of March 1, 2000 (as the same has been and may be further amended, restated or otherwise modified from time to time, the "Credit Agreement").

	B.	Borrower and the other Companies have requested that the Banks amend the Credit Agreement in certain respects and the Banks are willing to comply with such requests subject to the terms and provisions of this Amendment.

	NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                 ARTICLE 1
                                 ---------
Definitions
-----------

     Section 1.1 Definitions. Capitalized terms used in this Amendment to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.


                                 ARTICLE 2
                                 ---------
Amendments
----------

     Section 2.1    Addition of Definition of "Weller Insurance Policy".
As of the date of this Amendment, the Credit Agreement is amended as follows:
Article I of the Credit Agreement is amended to add the following definition of "Weller Insurance Policy" to read in its entirety as follows:

	"Weller Insurance Policy" means that TransAmerica Occidental Life Insurance Company policy, Policy number 92462701.

     Section 2.2 Amendment to Section 5.1. Section 5.1 of the Credit Agreement is hereby amended as follows:

     (i) Clause (a) is hereby amended and restated to read in its entirety as follows:

          (a)  Quarterly Report.   On or before forty-five days
     after the end of the first, second and third fiscal quarters of each year, and on or before ninety (90) days after the fourth fiscal quarter of each year, deliver to each Bank a Quarterly Report (herein so called), in the form of Exhibit E attached hereto with the blanks completed accurately to reflect the facts for the immediately preceding fiscal quarter, signed by the chief financial officer or Vice President of Finance of Borrower, except that for the fiscal quarter ending December 31, 2001, such Quarterly Report shall be delivered within one hundred and ten (110) days after the end of such fiscal quarter.

     (ii) Clause (b) (i) is hereby amended and restated to read in its entirety as follows:

          (i) and in any event within ninety (90) days after the end of each fiscal year of Parent, complete and detailed Financial Statements (prepared on a consolidated basis), including balance sheet, operating statement, reconciliation of earned surplus and such supporting schedules as any Bank may request, accompanied by the certificate of a firm of independent public accountants acceptable to the Banks that such statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition of the Companies during the fiscal year just ended, and that during the course of their audit of the Companies nothing came to their attention that caused them to believe the Companies were not in compliance with the terms of Subsections 5.1(f), 5.1(k), 5.2(a) and 5.2(f), except that for the fiscal year ending December 31, 2001, such Financial Statements shall be delivered within one hundred and ten (110) days after the end of such fiscal year,

     Section 2.2 Amendment to Section 5.2(a). Section 5.2(a) of the Credit Agreement is amended and restated to read in its entirety as follows:

          (a) Minimum Tangible Net Worth. Permit, as of the last day of any fiscal quarter, Parent's Consolidated Tangible Net Worth to be less than the sum of (i) $79,500,000, plus (ii) eighty-five percent (85%) of its positive consolidated net income for each fiscal quarter after December 31, 1999 (i.e., any negative net income for a fiscal quarter shall not reduce the minimum Consolidated Tangible Net Worth), plus (iii) one hundred percent (100%) of the net proceeds from any issuances of equity securities by Parent or other contributions to the capital equity of Parent, minus (iv) one hundred percent (100%) of the outstanding principal amount under the "Asset Sale Note" as such term is defined in the Third Amendment to Second Amended and Restated Credit Agreement and Limited Consent dated effective as of December 26, 2001, by and among the Companies, the Agent and the Banks and, (v) with respect to the fiscal quarter ending December 31, 2001 only, minus the lesser of
     (A) $8,000,000 or (B) the dollar amount by which the asset represented by the Weller Insurance Policy as recorded on the books of the Borrower is reduced in book value for such fiscal quarter.


                              ARTICLE 3
                              ---------
Waiver
------
	Section 3.1	Waiver.  Subject to the terms of this Amendment and
Section 9.2 of the Credit Agreement, including without limitation, the satisfaction of the conditions precedent set forth in Article 4, the Banks hereby waive any Potential Default or Default which exists by reason of any non-compliance by the Companies with the requirements of Section 5.2(a) of the Credit Agreement as a result of the one-time reduction in Parent's Consolidated Net Worth at December 31, 2001 due to the asset of the Borrower represented by the Weller Insurance Policy being reduced in book value as reflected in the Quarterly Report for the fiscal quarter ending
December 31, 2001.

     Section 3.2    Limitation of Waiver.  The waiver agreed to in Section
3.1 of this Amendment shall be limited strictly as written and shall not be deemed to constitute a waiver of, or any consent to noncompliance with, any term or provision of any Loan Paper except as expressly set forth herein. Further, the waiver agreed to in Section 3.1 of this Amendment shall not constitute a waiver of any Default arising as a result of the violation of any other term or provision of any Loan Paper, or a waiver of any rights or remedies arising as a result of any such Default.


                               ARTICLE 4
                               ---------
Conditions Precedent
--------------------
	Section 4.1	Conditions.  The effectiveness of this Amendment is
subject to the satisfaction of the following conditions precedent:

          (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, fully executed and in form and substance reasonably satisfactory to Agent and the Banks:

               (i)  Amendment.  An original counterpart of this Amendment;

               (ii) Additional Information. Such additional documentation and information as Agent may reasonably request; and

          (b) The representations and warranties contained herein and in all other Loan Papers, as amended or waived hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

          (c) Agent and the Banks shall have received all fees and expenses payable to them under Section 6.3 of this Amendment and all other fees and expenses payable to Agent and the Banks on or before the date of this Amendment, including without limitation, (i) an amendment and wavier fee to each Bank party to this Amendment in an amount equal to its pro rata portion (based on the Commitments of such Banks) of $10,000, and (ii) the reasonable fees, costs and expenses of the Agent's legal counsel, Jenkens & Gilchrist, a Professional corporation;

          (d) Except for the Potential Default or Default to be waived as provided in Section 3.1 above, no Potential Default or Default shall have occurred and be continuing; and

          (e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be reasonably satisfactory to Agent and each Bank.


                               ARTICLE 5
                               ---------

Ratifications; Representations and Warranties
---------------------------------------------
	Section 5.1	General Ratification.  The terms and provisions set forth
in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Papers, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Papers are ratified and confirmed and shall continue in full force and effect. The Companies, Agent and the Banks agree that the Credit Agreement and the other Loan Papers, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 5.2 Further Consent, Ratification and Reaffirmation. Notwithstanding anything to the contrary contained in any Loan Paper, including without limitation, in any Security Agreement or Guaranty Agreement, each of the Companies, jointly and severally, hereby (a) consents to and approves of the terms of this Amendment, (b) reaffirms that, after giving effect to this Amendment, all of its representations and warranties made in the Loan Papers to which it is a party remain true and correct as of the date of this Amendment (except to the extent that any such representations or warranties are expressly made only as of another specific date), (c) confirms, ratifies and reaffirms all of its covenants, agreements, indebtedness, liabilities and obligations under the Loan Papers to which it is a party, which include, without limitation, the grant of Liens in all of such party's interests in the Collateral owned by it as security for the payment and performance of the Obligations, (d) agrees that the Loan Papers to which it is a party shall and do remain in full force and effect, (e) reaffirms all of the other terms of the Loan Papers to which it is a party, (f) agrees that the Loan Papers to which it is a party shall and do continue to constitute the legal, valid and binding obligations of such party, enforceable against it in accordance with the terms of such Loan Papers and that such obligations shall not be and have not been discharged, diminished or affected by any modification, extension, forbearance, renewal or amendment of the terms of the Credit Agreement or the other Loan Papers except as specifically set forth therein, and (g) agrees and acknowledges that there are no defenses, counterclaims or set-offs to the Loan Papers to which it is a party or its covenants, agreements, indebtedness, liabilities and obligations under such Loan Papers, and agrees that any (if any) such defenses, counterclaims or set-offs are hereby expressly waived, and
(h) agrees and acknowledges that no consent by such party is required for the effectiveness of any future modification, extension, forbearance, renewal or amendment or any other action with respect to the Loans, the Collateral, the Credit Agreement or any of the other Loan Papers.

	Section 5.3	Representations and Warranties.  Borrower and each other
Company jointly and severally represent and warrant to Agent and the Banks that (a) the execution, delivery and performance of this Amendment and any and all other Loan Papers executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Companies and will not violate the Articles of Incorporation or Bylaws of any Company; (b) no Potential Default or Default under the Credit Agreement, as amended hereby, has occurred and is continuing, unless Potential Default or Default has been specifically waived in writing by Agent and the Required
Banks, including, without limitation, as provided in Section 3.1 hereof; and
(c) none of the Companies have amended or rescinded or otherwise modified its resolutions attached to the Corporate Certificate delivered by such Company to Agent on March 1, 2000, in connection with the closing of the Credit Agreement.






                                   ARTICLE 6
                                   ---------

Miscellaneous Provisions
------------------------
	Section 6.1	Survival of Representations and Warranties.  All
representations and warranties made in the Credit Agreement and any other Loan Papers, including, without limitation, this Amendment and the documents furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Papers, and no investigation by Agent or the Banks shall affect the representations and warranties or the right of Agent or the Banks to rely upon them.

	Section 6.2	Reference to Credit Agreement.  Each of the Credit
Agreement and the other Loan Papers, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Papers to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

	Section 6.3	Expenses of Agent and the Banks. As provided in the Credit
Agreement, the Companies agree to pay on demand all reasonable costs and expenses incurred by Agent and the Banks in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Papers executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Papers, including, without limitation, the costs and fees of Agent's and the Banks legal counsel.

	Section 6.4	Severability.  Any provision of this Amendment held by a
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

	Section 6.5	Successors and Assigns.  This Amendment is binding upon
and shall inure to the benefit of Agent, the Banks, Borrower and the other Companies and their respective successors and assigns, except that Borrower and the other Companies may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent and the Banks.

	Section 6.6	Counterparts.  This Amendment may be executed in one or
more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

	Section 6.7	Headings.  The headings, captions, and arrangements used
in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

	Section 6.8	Applicable Law.  THIS AMENDMENT AND ALL OTHER LOAN
PAPERS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. CHAPTER 346 OF THE TEXAS FINANCE CODE SHALL NOT APPLY TO THE REVOLVING CREDIT LOANS.

	Section 6.9	Final Agreement.  THE CREDIT AGREEMENT AND THE OTHER
LOAN PAPERS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER THEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS
BETWEEN THE PARTIES.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR
AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A
WRITTEN AGREEMENT SIGNED BY AN AUTHORIZED OFFICER OF EACH COMPANY AND EACH OF THE REQUIRED BANKS.

	Section 6.10	Release of Claims.  EACH COMPANY HEREBY ACKNOWLEDGES
THAT AT THIS TIME IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR THE BANKS. EACH COMPANY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND THE BANKS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL CLAIMS OR LIABILITIES, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH COMPANY MAY NOW OR HEREAFTER HAVE AGAINST AGENT AND/OR THE BANKS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS,
IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS OR LIABILITIES ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

	Section 6.11	Agreement for Binding Arbitration.  Each party to this
Amendment hereby acknowledges that it has agreed to be bound by the terms and provisions of the Arbitration Program, a copy of which is attached to the Credit Agreement as Exhibit "H" thereto, and which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.




	IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

						AGENT:

                              	WELLS FARGO BANK TEXAS, NATIONAL
                              	ASSOCIATION, successor by consolidation
						to Wells Fargo Bank (Texas),
						National Association,
						Individually and as Agent

						By: /s/ Daniel T. Brown
                                  	---------------------------
						Name:	Daniel T. Brown
						Title:	Vice President

						BORROWER:

                              	FFE TRANSPORTATION SERVICES, INC.

                              	By: 	/s/ Thomas G. Yetter
                                 	 ---------------------------
						Name: 	Thomas G. Yetter
                              	Title:    Vice President







						OTHER BANKS:

						COMERICA BANK - TEXAS

						By: /s/ Deborah T. Purvin
                                  	--------------------------
						Name:	Deborah T. Purvin
                              	Title:    Vice President


						FLEET NATIONAL BANK

						By: /s/ Jeffrey G. Millman
                                  	--------------------------
						Name:	Jeffrey G. Millman
						Title: Vice President


						OTHER COMPANIES:

                              	FROZEN FOOD EXPRESS INDUSTRIES, INC.

                              	By: /s/ Thomas G. Yetter
                                 	--------------------------
						Name: Thomas G. Yetter
                                    Title:    Treasurer


                              	FFE, INC.

                              	By: /s/ Thomas G. Yetter
                                  	--------------------------
						Name: Thomas G. Yetter
						Title: Vice President


                              	CONWELL CORPORATION

                              	By: /s/ Thomas G. Yetter
                                  	--------------------------
						Name: 	Thomas G. Yetter
						Title: 	Controller


                              	AIRPRO HOLDINGS, INC.
                              	(formerly known as W & B Refrigeration
                               	Service Company)

                              	By: /s/ F. Dixon McElwee, Jr.
                                  	--------------------------
						Name:	F. Dixon McElwee, Jr.
						Title: 	Vice President


                              	LISA MOTOR LINES, INC.

                              	By: /s/ Leonard W. Bartholomew
                                  	--------------------------
						Name:	L. W. Bartholomew
						Title: 	Secretary






                              	FROZEN FOOD EXPRESS, INC.

                              	By: /s/ F. Dixon McElwee, Jr.
                                  	--------------------------
						Name:	F. Dixon McElwee, Jr.
						Title: 	Vice President



                              	CONWELL CARTAGE, INC.

                              	By: /s/ Leonard W. Bartholomew
                                  	--------------------------
						Name:	L. W. Bartholomew
						Title:	Secretary



                              	MIDDLETON TRANSPORTATION COMPANY

                              	By: /s/ F. Dixon McElwee, Jr.
                                  	--------------------------
						Name:	F. Dixon McElwee, Jr.
						Title: 	Vice President


                              	COMPRESSORS PLUS, INC.

                              	By: /s/ Leonard W. Bartholomew
                                  	--------------------------
						Name:	L. W. Bartholomew
						Title: 	Secretary



						FFE LOGISTICS, INC.,
                              	formerly known as AEL Transports, Inc.

						By: /s/ Leonard W. Bartholomew
                                  	--------------------------
						Name:	L. W. Bartholomew
						Title:	Secretary